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                                                                    Exhibit 99.8

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of May 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, North Tower, New York, New York 10281 ("Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 ("Assignee") and Wells Fargo Bank, N.A. (the "Company").

      WHEREAS, Assignor acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Company pursuant to that certain Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2005-W81) (the "Agreement"), dated as of October 1, 2005, by and between Assignor, as Purchaser, and the Company; and

      WHEREAS, the Company agreed to service the Assigned Loans pursuant to the Agreement.

      NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

      1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Assigned Loans and the Company.

Representations, Warranties and Covenants

      2. Assignor warrants and represents to, and covenants with, Assignee and the Company that, as of the date hereof:

            a. Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the
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                  transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

            c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Agreements;

            d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreement;

            e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

            f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither


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                  Assignor nor anyone acting on its behalf has offered,
                  transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1993 Act") or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

            h. Assignor has received from the Company, and has delivered to Assignee, all documents required to be delivered to Assignor by the Company prior to the date hereof pursuant to Section
                  7.01 of the Agreement with respect to the Assigned Loans.

      3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

            a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

            b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;


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            c.    No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

            d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

            e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

            f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

            g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

            h. A registration statement on Form S-3 (File No. 333-130545), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.


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      4. The Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

            a. Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which agreement is in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. The Company is duly organized, validly existing and in good standing as a national banking association under the laws of the United States of America and has all requisite power and authority to service the Assigned Loans;

            c. The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement or the consummation by it of the transactions contemplated hereby;

            e. The Company shall establish a Custodial Account (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2006-A3 Mortgage Pass-Through Certificates") and an Escrow Account


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                  (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for
                  Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2006-A3 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

            f.    Each of the representations and warranties made by Company in
                  Section 3.01 of the Agreement (except Section 3.01(f)) are true and correct in all material respects as of the date hereof.

Recognition of Assignee

      5. From and after the date hereof, the Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2006, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

      6. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

                  Bank: Wells Fargo Bank, N.A.
                  ABA Routing Number: 121-000-248
                  Account Name: Corporate Trust Clearing
                  Account Number: 3970771416
                  For Credit to: MLMI Series 2006-A3, Acct# 50918300

and the Company shall deliver all reports required to be delivered under the Agreement to the Master Servicer at:


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                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager - MLMI 2006-A3

      It is the intention of Assignor, the Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

            7. Assignor, Assignee and the Company hereby amend the Agreement as follows:

            (a) The Assignor, Assignee and Company hereby amend the definition of "Remittance Date" in Article I of the Agreement by deleting the words "immediately following" and replacing them with ""immediately preceding".

            (b) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Business Day" in its entirety and replacing it with the following:

            "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

            (c) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Whole Loan Transfer" in its entirety and replacing it with the following:

            "Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction."

            (d) The Assignor, Assignee and Company hereby amend Article I of the Agreement by adding the following definitions in alphabetical order:

            "Assignment and Assumption Agreement: The assignment and assumption agreement, dated as of May 1, 2006, by and among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A., as the company."

            "Commission: The United States Securities and Exchange Commission."

            "Company Information: As defined in Section 6.07A(a)."


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            "Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction."

            "Exchange Act: The Securities Exchange Act of 1934, as amended."

            "Master Servicer: Wells Fargo Bank, N.A."

            "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of May 1, 2006, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association, as trustee."

            "Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company."

            "Reconstitution: Any Securitization Transaction or Whole Loan Transfer."

            "Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time."

            "Securities Act: The Securities Act of 1933, as amended."

            "Securities Administrator: Wells Fargo Bank, N.A."

            "Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated

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   mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans."

            "Servicer: As defined in Section 9.01(h)(iii)."

            "Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time."

            "Static Pool Information: Static pool information as described in
   Item 1105(a)(1)-(3) and 1105(c) of Regulation AB."

            "Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer."

            "Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB."

            "Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company."

            (e) Assignor, Assignee and the Company hereby amend the second paragraph of Section 4.01 to insert the words "other than Servicing Advances" following the words "future advances."

            (f) Assignor, Assignee and the Company hereby amend Section 4.04 of the Agreement by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I." with "Wells Fargo Bank, N.A. in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-A3."

            (g) Assignor, Assignee and the Company hereby amend Section 4.06 of the Agreement by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of the Residential Mortgage Loans, and various Mortgagors - T&I." with "Wells Fargo Bank, N.A. in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-A3."

            (h) Assignor, Assignee and the Company hereby amend Article IV of the Agreement by adding the following Section 4.26:


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      "Section 4.26  Use of Subservicers and Subcontractors.

            The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (i) of this Section 4.26. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (ii) of this Section 4.26.

            (i) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section 4.26 and with Sections 6.04, 6.06, 6.07, 9.01(h)(iii), 9.01(h)(v), 9.01(h)(vi), 9.01(h)(vii), 9.01(h)(viii)
            and 9.01(i) of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 9.01(h)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04, any assessment of compliance and attestation required to be delivered by such Subservicer under
            Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.06 as and when required to be delivered.

            (ii) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.06, 6.07 and 9.01(i) of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any


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      assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered."

            (i) Assignor, Assignee and the Company hereby amend Section 5.01 of the Agreement by deleting the second paragraph in its entirety and replacing it with the following:

      "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

            (j) Assignor, Assignee and the Company hereby amend Section 5.02 of the Agreement by deleting the section in its entirety and replacing it with the following:

      "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Purchaser or its designee a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

            (k) Assignor, Assignee and the Company hereby amend the first sentence of the second paragraph of Section 6.02 by deleting such sentence in its entirety and replacing it with the following:

      "If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two Business Days of receipt of such demand by the Purchaser."

            (l) Assignor, Assignee and the Company hereby amend Section 6.04 of the Agreement by deleting such section in its entirety and replacing it with the following:

      "On or before March 1st of each calendar year, commencing in 2007, the Company shall deliver to the Master Servicer a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

            (m) Assignor, Assignee and the Company hereby amend the Agreement by deleting Section 6.05 in its entirety and replacing it with "[Reserved]."

            (n) Assignor, Assignee and the Company hereby amend the Agreement by re-numbering Section 6.06, Right to Examine Company Records, to be "Section 6.08" and Section 6.07, Compliance with REMIC Provisions, to be "Section 6.09."

            (o) Assignor, Assignee and the Company hereby amend the Agreement to add the following new Section 6.06 to the Agreement:

      "Section 6.06 Report on Assessment of Compliance and Attestation.

            With respect to any Mortgage Loans that are the subject of a Securitization Transaction, on or before March 1st of each calendar year, commencing in 2007, the Company shall:

            (i) deliver to the Master Servicer a report (in form and substance reasonably satisfactory to the Master Servicer) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit I hereto (or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

            (ii) deliver to the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Master Servicer that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 4.26(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in this Section; and

            (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) to deliver, to the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit G.

            The Company acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            Each assessment of compliance provided by a Subservicer pursuant to
      Section 6.06(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 4.26."

            (p) Assignor, Assignee and the Company hereby amend the Agreement by adding the following new Section 6.07 to the Agreement:

      "Section 6.07  Remedies.

            (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article IX, Section 4.26, Section 6.04 or Section 6.06, or any breach by the Company of a representation or warranty set forth in Section 9.01(h)(vi)(A) or in a writing furnished pursuant to Section 9.01(h)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(h)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution

      Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including (except as provided below) any failure by the Company to identify pursuant to Section 4.26(ii) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief."

            (q) Assignor, Assignee and the Company hereby amend Section 9.01(c) of the Agreement by deleting such section in its entirety and replacing it with "Reserved."

            (r) Assignor, Assignee and the Company hereby amend Section 9.01(e) by deleting such section in its entirety and replacing it with the following:

            "provide any and all information and appropriate verification of information which may be reasonably available to the Company, including the Company's underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request; provided that the Purchaser executes an Indemnification Agreement substantially in the form of Exhibit H attached hereto;

            The Company shall provide such additional representations, warranties, covenants, opinions of counsel or certificates of officers of the Company as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Agency Sales, Whole Loan Transfers or Securitization Transactions. The Purchaser shall pay all third-party costs associated with the preparation of such information. The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company's counsel to review such seller/servicer agreements. Under this Agreement, the Company shall retain a Servicing Fee for each Mortgage Loan at the Servicing Fee Rate;"

            (s) Assignor, Assignee and the Company hereby amend the Agreement to add the following new Section 9.01(h):

            "(h) in connection with any Securitization Transaction the Company shall (1) within five (5) Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (i), (ii), (iii) (vii) and (viii) of this Section, and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (iv) of this Section.

                  (i) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (1) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (2) each Third-Party Originator, and
                        (3) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                        (A) the originator's form of organization;

                        (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
                        Item 1110(b)(2) of Regulation AB;

                        (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

                        (D) a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization
                        Transaction:

                        (1)     the sponsor;
                        (2)     the depositor;
                        (3)     the issuing entity;
                        (4)     any servicer;
                        (5)     any trustee;
                        (6)     any originator;
                        (7)     any significant obligor;
                        (8)     any enhancement or support provider; and
                        (9)     any other material transaction party.

                        (ii) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (1) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (2) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (PDF) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

                              Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

                              If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

                        (iii) If so requested by the Purchaser or any Depositor,
                              the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                              (A)   the Servicer's form of organization;

                              (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                                    (1)   whether any prior securitizations of
                                          mortgage loans of a type similar to
                                          the Mortgage Loans involving the
                                          Servicer have defaulted or experienced
                                          an early amortization or other
                                          performance triggering event because
                                          of servicing during the three-year
                                          period immediately preceding the
                                          related Securitization Transaction;

                                    (2)   the extent of outsourcing the Servicer
                                          utilizes;

                                    (3)   whether there has been previous
                                          disclosure of material noncompliance
                                          with the applicable servicing criteria
                                          with respect to other securitizations
                                          of residential mortgage loans
                                          involving the Servicer as a servicer
                                          during the three-year period
                                          immediately preceding the related
                                          Securitization Transaction;

                                    (4)   whether the Servicer has been
                                          terminated as servicer in a
                                          residential mortgage loan
                                          securitization, either due to a
                                          servicing default or to application of
                                          a servicing performance test or
                                          trigger; and

                                    (5)   such other information as the
                                          Purchaser or any Depositor may
                                          reasonably request for the purpose of
                                          compliance with Item 1108(b)(2) of
                                          Regulation AB;

                              (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                              (D)   information regarding the Servicer's
                                    financial condition, to the extent that
                                    there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                              (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                              (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                              (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

                              (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

                              (I)   a description of any material legal or
                                    governmental proceedings pending (or known to be contemplated) against the Servicer; and

                              (J)   a description of any affiliation or
                                    relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                                    (1)   the sponsor;
                                    (2)   the depositor;
                                    (3)   the issuing entity;
                                    (4)   any servicer;
                                    (5)   any trustee;
                                    (6)   any originator;
                                    (7)   any significant obligor;
                                    (8)   any enhancement or support provider;
                                          and
                                    (9)   any other material transaction party.

                        (iv) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(h)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

                        (v) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (1) into which the Company or such Subservicer may be merged or consolidated, or (2) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer, and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

                        (vi) (A) The Company shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 9.01(d) that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (1) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;
                              (2) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (4) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (5) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and
                              (7) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization

                              Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

                              (B) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 9.01(h), the Company shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in subclause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                        (vii) In addition to such information as the Company, as
                              servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                              (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                              (B) material breaches of pool asset
                              representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                              (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                       (viii) The Company shall provide to the Purchaser, any
                              Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder.

            (t) Assignor, Assignee and the Company hereby amend the Agreement to add the following new Section 9.01(i):

                  "(i) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections 4.26, 6.04, 6.06, 9.01(g) and (h) by or on behalf of the Company, or provided under Sections 4.26, 6.04, 6.06, 9.01(g) and (h) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or

                        (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                  (ii)  any breach by the Company of its obligations under this
                        Article IX, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.26, 6.04, 6.06, 9.01(g) and (h), including any failure by the Company to identify pursuant to Sections 4.26, 6.04, 6.06, 9.01(g) and (h) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                  (iii) any breach by the Company of a representation or
                        warranty set forth in Section 9.01(h)(vi)(A) or in a writing furnished pursuant to Section 9.01(h)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(h)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                  (iv) the negligence bad faith or willful misconduct of the Company in connection with its performance under this
                        Article IX.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

                  In the case of any failure of performance described in sub-clause (ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            (u) Assignor, Assignee and the Company hereby amend the Agreement to add the following new Section 9.01(j):

      "(j) the Purchaser and a credit-worthy parent of the Purchaser, reasonably acceptable to the Company, shall indemnify the Company, each affiliate of the Company, each Person who controls any of such parties or the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Company, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any free writing prospectuses, any ABS informational and computational material, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials"); or

            (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            but only to the extent that (a) such offering materials included Company Information and (b) such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Company Information.

            This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            (v) Assignor, Assignee and the Company hereby amend Article IX to add the following language prior to the second to last paragraph:

      "The Purchaser and the Company acknowledge and agree that the purpose of
Section 9.01(h) of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

      Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and the Company agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

      The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB."

            (w) Assignor, Assignee and the Company hereby amend Section 10.01(ii) of the Agreement by adding the following language to the beginning of such section: "except with respect to clause (xi) below,"

            (x) Assignor, Assignee and the Company hereby amend the first
Section 10.01(ix) of the Agreement by deleting "or" at the end of the section;

            (y) Assignor, Assignee and the Company hereby amend the second
Section 10.01(ix) to be Section 10.01(x) and to replace the "." at the end of the section with "; or".

            (z) Assignor, Assignee and the Company hereby amend Section 10.01 of the Agreement by adding the following new Section 10.01(xi): "an Event of Default as set forth in Section 6.07."

            (aa) Assignor, Assignee and the Company hereby amend Article XII of the Agreement by adding the following new Section 12.15:

      "Section 12.15. Third Party Beneficiary.

      For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

            (bb) Assignor, Assignee and the Company hereby amend Exhibit G of the Agreement by deleting such exhibit in its entirety and replacing it with the following:

                                   "EXHIBIT G

                          FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ l, 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

      I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
      Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                                  Date:  _______________________


                                                  By:    _______________________
                                                  Name:
                                                  Title:

         (cc) Assignor, Assignee and the Company hereby amend the Agreement by adding the following Exhibit I to the Agreement:

                                   "EXHIBIT I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                                    APPLICABLE
                                                                                     SERVICING
                               SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------
                                 GENERAL SERVICING CONSIDERATIONS

                 Policies and procedures are instituted to monitor any
                 performance or other triggers and events of default in
1122(d)(1)(i)    accordance with the transaction agreements.                             X

                                                                                         X
                 If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)   activities.

                 Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)  back-up servicer for the mortgage loans are maintained.
                                                                                         X
                 A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)   agreements.

                                CASH COLLECTION AND ADMINISTRATION
                                                                                         X
                 Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other
1122(d)(2)(i)    number of days specified in the transaction agreements.
                                                                                         X
                 Disbursements made via wire transfer on behalf of an obligor or
1122(d)(2)(ii)   to an investor are made only by authorized personnel.
                                                                                         X
                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
1122(d)(2)(iii)  in the transaction agreements.
                                                                                         X
                 The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
1122(d)(2)(iv)   overcollateralization, are separately

                                                                                    APPLICABLE
                                                                                     SERVICING
                               SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------
                 maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
                                                                                         X
                 Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                 agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)    Act.
                                                                                         X
                 Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)   access.
                                                                                         X
                 Reconciliations are prepared on a monthly basis for all
                 asset-backed securities related bank accounts, including
                 custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                 agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                 explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                 identification, or such other number of days specified in the
1122(d)(2)(vii)  transaction agreements.

                                INVESTOR REMITTANCES AND REPORTING
                                                                                         X
                 Reports to investors, including those to be filed with the
                 Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                 Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                 agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and
                 regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of
1122(d)(3)(i)    mortgage loans serviced by the Servicer.
                                                                                         X
                 Amounts due to investors are allocated and remitted in
                 accordance with timeframes, distribution priority and other
1122(d)(3)(ii)   terms set forth in the transaction agreements.
                                                                                         X
                 Disbursements made to an investor are posted within two
                 business days to the Servicer's investor records, or such other
1122(d)(3)(iii)  number of days specified in the transaction agreements.
                                                                                         X
                 Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial
1122(d)(3)(iv)   bank statements.

                                    POOL ASSET ADMINISTRATION
                                                                                         X
                 Collateral or security on mortgage loans is maintained as
                 required by the transaction agreements or related mortgage loan
1122(d)(4)(i)    documents.
                                                                                         X
                 Mortgage loan and related documents are safeguarded as required
1122(d)(4)(ii)   by the transaction agreements.
                                                                                         X
                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions
1122(d)(4)(iii)  or requirements in the transaction agreements.
                                                                                         X
1122(d)(4)(iv)   Payments on mortgage loans, including any payoffs, made in accordance with

                                                                                    APPLICABLE
                                                                                     SERVICING
                               SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------
                 the related mortgage loan documents are posted to the
                 Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal,
                 interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
                                                                                         X
                 The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid
1122(d)(4)(v)    principal balance.
                                                                                         X
                 Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                 accordance with the transaction agreements and related pool
1122(d)(4)(vi)   asset documents.
                                                                                         X
                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)  requirements established by the transaction agreements.
                                                                                         X
                 Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                 transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii) unemployment).
                                                                                         X
                 Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related
1122(d)(4)(ix)   mortgage loan documents.
                                                                                         X
                 Regarding any funds held in trust for an obligor (such as
                 escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related
                 mortgage loans, or such other number of days specified in the
1122(d)(4)(x)    transaction agreements.
                                                                                         X
                 Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or
                 expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
1122(d)(4)(xi)   transaction agreements.
                                                                                         X
                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due
1122(d)(4)(xii)  to the obligor's error or omission.

                 Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
1122(d)(4)(xiii) transaction agreements.                                                 X

                 Delinquencies, charge-offs and uncollectible accounts are
                 recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)  agreements.                                                             X

                                                                                    APPLICABLE
                                                                                     SERVICING
                               SERVICING CRITERIA                                    CRITERIA
----------------------------------------------------------------------------------------------
   REFERENCE                                 CRITERIA
----------------------------------------------------------------------------------------------

                 Any external enhancement or other support, identified in Item
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
1122(d)(4)(xv)

                 (dd) Assignor, Assignee and the Company hereby amend the Agreement to add the following Exhibit J-1, Exhibit J-2 and Exhibit J-3 to the
Agreement:

                                  "EXHIBIT J-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                DESCRIPTION                   DECIMAL   FORMAT COMMENT
------------------                                -----------                   -------   --------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the
                                  Servicer.  This may be different than the
                                  LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                        Servicer Client Number

SERV_INVESTOR_NBR                 Contains a unique number as assigned by an
                                  external servicer to identify a group of
                                  loans in their system.

BORROWER_FIRST_NAME               First Name of the Borrower.

BORROWER_LAST_NAME                Last name of the borrower.

PROP_ADDRESS                      Street Name and Number of Property

PROP_STATE                        The state where the  property located.

PROP_ZIP                          Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE            The date that the borrower's next payment                MM/DD/YYYY
                                  MM/DD/YYYY is due to the servicer at the end
                                  of processing cycle, as reported by Servicer.

LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was               MM/DD/YYYY
                                  filed.

BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was
                                  filed.

BANKRUPTCY_CASE_NBR               The case number assigned by the court to the
                                  bankruptcy filing.

POST_PETITION_DUE_DATE            The payment due date once the bankruptcy                 MM/DD/YYYY
                                  has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE        The Date The Loan Is Removed From                        MM/DD/YYYY
                                  Bankruptcy. Either by Dismissal,
                                  Discharged and/or a Motion For Relief Was
                                  Granted.

LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved                MM/DD/YYYY
                                  By The Servicer

LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A
                                  Loan Such As;

LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is                    MM/DD/YYYY
                                  Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually                 MM/DD/YYYY
                                  Completed

FRCLSR_APPROVED_DATE              The date DA Admin sends a letter to the                  MM/DD/YYYY
                                  MM/DD/YYYY servicer with instructions to begin
                                  foreclosure proceedings.

ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to                    MM/DD/YYYY
                                  Pursue Foreclosure

FIRST_LEGAL_DATE                  Notice of 1st legal filed by an Attorney                 MM/DD/YYYY
                                  in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is                  MM/DD/YYYY
                                  expected to occur.

FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                 MM/DD/YYYY

FRCLSR_SALE_AMT                   The amount a property sold for at the            2       No commas(,)
                                  foreclosure sale.                                        or dollar
                                                                                           signs ($)

EVICTION_START_DATE               The date the servicer initiates eviction                 MM/DD/YYYY
                                  of the borrower.

EVICTION_COMPLETED_DATE           The date the court revokes legal MM/DD/YYYY              MM/DD/YYYY
                                  possession of the property from the borrower.

LIST_PRICE                        The price at which an REO property is            2       No commas(,)
                                  marketed.                                                or dollar
                                                                                           signs ($)

LIST_DATE                         The date an REO property is listed at a                  MM/DD/YYYY
                                  particular price.

OFFER_AMT                         The dollar value of an offer for an REO          2       No commas(,)
                                  property.                                                or dollar
                                                                                           signs ($)

OFFER_DATE_TIME                   The date an offer is received by DA Admin                MM/DD/YYYY
                                  or by the Servicer.

REO_CLOSING_DATE                  The date the REO sale of the property is                 MM/DD/YYYY
                                  scheduled to close.

REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                  MM/DD/YYYY

OCCUPANT_CODE                     Classification of how the property is
                                  occupied.

PROP_CONDITION_CODE               A code that indicates the condition of the
                                  property.

PROP_INSPECTION_DATE              The date a  property inspection is                       MM/DD/YYYY
                                  performed.

APPRAISAL_DATE                    The date the appraisal was done.                         MM/DD/YYYY

CURR_PROP_VAL                     The current "as is" value of the property        2
                                  based on brokers price opinion or
                                  appraisal.

REPAIRED_PROP_VAL                 The amount the property would be worth if        2
                                  repairs are completed pursuant to a
                                  broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan

DELINQ_REASON_CODE                The circumstances which caused a borrower
                                  to stop paying on a loan.   Code indicates
                                  the reason why the loan is in default for
                                  this cycle.

MI_CLAIM_FILED_DATE               Date Mortgage Insurance Claim Was Filed                  MM/DD/YYYY
                                  With Mortgage Insurance Company.

MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                 No commas(,)
                                                                                           or dollar
                                                                                           signs ($)

MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed                MM/DD/YYYY
                                  Claim Payment

MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On        2       No commas(,)
                                  Claim                                                    or dollar
                                                                                           signs ($)

POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance                 MM/DD/YYYY
                                  Company

POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance        2       No commas(,)
                                  Company                                                  or dollar
                                                                                           signs ($)

POOL_CLAIM_PAID_DATE              Date Claim Was Settled and The Check Was                 MM/DD/YYYY
                                  Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance           2       No commas(,)
                                  Company                                                  or dollar
                                                                                           signs ($)

FHA_PART_A_CLAIM_FILED_DATE       Date FHA Part A Claim Was Filed With HUD                 MM/DD/YYYY

FHA_PART_A_CLAIM_AMT              Amount of FHA Part A Claim Filed                2        No commas(,)
                                                                                           or dollar
                                                                                           signs ($)

FHA_PART_A_CLAIM_PAID_DATE        Date HUD Disbursed Part A Claim Payment                  MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT         Amount HUD Paid on Part A Claim                 2        No commas(,)
                                                                                           or dollar
                                                                                           signs ($)

FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD                 MM/DD/YYYY

FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed                2       No commas(,)
                                                                                          or dollar
                                                                                          signs ($)

FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                 MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT         Amount HUD Paid on Part B Claim                  2      No commas(,)
                                                                                          or dollar
                                                                                          signs ($)

VA_CLAIM_FILED_DATE               Date VA Claim Was Filed With the Veterans               MM/DD/YYYY
                                  Admin
VA_CLAIM_PAID_DATE                Date Veterans Admin. Disbursed VA Claim                 MM/DD/YYYY
                                  Payment
VA_CLAIM_PAID_AMT                 Amount Veterans Admin. Paid on VA Claim          2      No commas(,)
                                                                                          or dollar
                                                                                          signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      - ASUM-   Approved Assumption

      - BAP-    Borrower Assistance Program

      - CO-     Charge Off

      - DIL-    Deed-in-Lieu

      - FFA-    Formal Forbearance Agreement

      - MOD-    Loan Modification

      - PRE-    Pre-Sale

      - SS-     Short Sale

      - MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      -  Mortgagor
      -  Tenant
      -  Unknown
      -  Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      -  Damaged
      -  Excellent
      -  Fair
      -  Gone
      -  Good
      -  Poor
      -  Special Hazard
      -  Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

                  DELINQUENCY CODE     DELINQUENCY DESCRIPTION
                  ----------------     -----------------------
                  001                  FNMA-Death of principal mortgagor
                  002                  FNMA-Illness of principal mortgagor
                  003                  FNMA-Illness of mortgagor's family member
                  004                  FNMA-Death of mortgagor's family member
                  005                  FNMA-Marital difficulties
                  006                  FNMA-Curtailment of income
                  007                  FNMA-Excessive Obligation
                  008                  FNMA-Abandonment of property
                  009                  FNMA-Distant employee transfer
                  011                  FNMA-Property problem
                  012                  FNMA-Inability to sell property
                  013                  FNMA-Inability to rent property
                  014                  FNMA-Military Service
                  015                  FNMA-Other
                  016                  FNMA-Unemployment
                  017                  FNMA-Business failure
                  019                  FNMA-Casualty loss
                  022                  FNMA-Energy environment costs
                  023                  FNMA-Servicing problems
                  026                  FNMA-Payment adjustment
                  027                  FNMA-Payment dispute
                  029                  FNMA-Transfer of ownership pending
                  030                  FNMA-Fraud
                  031                  FNMA-Unable to contact borrower
                  INC                  FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

                      STATUS CODE      STATUS DESCRIPTION
                      -----------      ------------------
                          09           Forbearance
                          17           Pre-foreclosure Sale Closing Plan Accepted
                          24           Government Seizure
                          26           Refinance
                          27           Assumption
                          28           Modification
                          29           Charge-Off
                          30           Third Party Sale
                          31           Probate
                          32           Military Indulgence
                          43           Foreclosure Started
                          44           Deed-in-Lieu Started
                          49           Assignment Completed
                          61           Second Lien Considerations
                          62           Veteran's Affairs-No Bid
                          63           Veteran's Affairs-Refund
                          64           Veteran's Affairs-Buydown
                          65           Chapter 7 Bankruptcy
                          66           Chapter 11 Bankruptcy
                          67           Chapter 13 Bankruptcy


                                   EXHIBIT J-2

STANDARD FILE LAYOUT - MASTER SERVICING

COLUMN NAME                   DESCRIPTION                       DECIMAL     FORMAT COMMENT               MAX SIZE
-----------                   -----------                       -------     ---------------              --------
SER_INVESTOR_NBR              A value assigned by the                       Text up to 10 digits            20
                              Servicer to define a group of
                              loans.

LOAN_NBR                      A unique identifier assigned                  Text up to 10 digits            10
                              to each loan by the investor.

SERVICER_LOAN_NBR             A unique number assigned to a                 Text up to 10 digits            10
                              loan by the Servicer.  This
                              may be different than the
                              LOAN_NBR.

BORROWER_NAME                 The borrower name as received                 Maximum length of 30            30
                              in the file.  It is not                       (Last, First)
                              separated by first and last
                              name.

SCHED_PAY_AMT                 Scheduled monthly principal          2        No commas(,) or dollar          11
                              and scheduled interest                        signs ($)
                              payment that a borrower is
                              expected to pay, P&I constant.

NOTE_INT_RATE                 The loan interest rate as            4        Max length of 6                  6
                              reported by the Servicer.

NET_INT_RATE                  The loan gross interest rate         4        Max length of 6                  6
                              less the service fee rate as
                              reported by the Servicer.

SERV_FEE_RATE                 The servicer's fee rate for a        4        Max length of 6                  6
                              loan as reported by the
                              Servicer.

SERV_FEE_AMT                  The servicer's fee amount for        2        No commas(,) or dollar          11
                              a loan as reported by the                     signs ($)
                              Servicer.

NEW_PAY_AMT                   The new loan payment amount          2        No commas(,) or dollar          11
                              as reported by the Servicer.                  signs ($)

NEW_LOAN_RATE                 The new loan rate as reported        4        Max length of 6                  6
                              by the Servicer.

ARM_INDEX_RATE                The index the Servicer is            4        Max length of 6                  6
                              using to calculate a
                              forecasted rate.

ACTL_BEG_PRIN_BAL             The borrower's actual                2        No commas(,) or dollar          11
                              principal balance at the                      signs ($)
                              beginning of the processing
                              cycle.

ACTL_END_PRIN_BAL             The borrower's actual                2        No commas(,) or dollar          11
                              principal balance at the end                  signs ($)
                              of the processing cycle.

BORR_NEXT_PAY_DUE_DATE        The date at the end of                        MM/DD/YYYY                      10
                              processing cycle that the
                              borrower's next payment is
                              due to the Servicer, as
                              reported by Servicer.

SERV_CURT_AMT_1               The first curtailment amount         2        No commas(,) or dollar          11
                              to be applied.                                signs ($)

SERV_CURT_DATE_1              The curtailment date                          MM/DD/YYYY                      10
                              associated with the first
                              curtailment amount.

CURT_ADJ_ AMT_1               The curtailment interest on          2        No commas(,) or dollar          11
                              the first curtailment amount,                 signs ($)
                              if applicable.

SERV_CURT_AMT_2               The second curtailment amount        2        No commas(,) or dollar          11
                              to be applied.                                signs ($)

SERV_CURT_DATE_2              The curtailment date                          MM/DD/YYYY                      10
                              associated with the second
                              curtailment amount.

CURT_ADJ_ AMT_2               The curtailment interest on          2        No commas(,) or dollar          11
                              the second curtailment                        signs ($)
                              amount, if applicable.

SERV_CURT_AMT_3               The third curtailment amount         2        No commas(,) or dollar          11
                              to be applied.                                signs ($)

SERV_CURT_DATE_3              The curtailment date                          MM/DD/YYYY                      10
                              associated with the third
                              curtailment amount.

CURT_ADJ_AMT_3                The curtailment interest on          2        No commas(,) or dollar          11
                              the third curtailment amount,                 signs ($)
                              if applicable.

PIF_AMT                       The loan "paid in full"              2        No commas(,) or dollar          11
                              amount as reported by the                     signs ($)
                              Servicer.

PIF_DATE                      The paid in full date as                      MM/DD/YYYY                      10
                              reported by the Servicer.

ACTION_CODE                   The standard FNMA numeric code                Action Code Key:                 2
                              used to indicate the default/                 15=Bankruptcy,
                              delinquent status of a                        30=Foreclosure, , 60=PIF,
                              particular loan.                              63=Substitution,
                                                                            65=Repurchase,70=REO

INT_ADJ_AMT                   The amount of the interest           2        No commas(,) or dollar          11
                              adjustment as reported by the                 signs ($)
                              Servicer.

SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor               2        No commas(,) or dollar          11
                              Adjustment amount, if                         signs ($)
                              applicable.

NON_ADV_LOAN_AMT              The Non Recoverable Loan             2        No commas(,) or dollar          11
                              Amount, if applicable.                        signs ($)

LOAN_LOSS_AMT                 The amount the Servicer is           2        No commas(,) or dollar          11
                              passing as a loss, if                         signs ($)
                              applicable.

SCHED_BEG_PRIN_BAL            The scheduled outstanding            2        No commas(,) or dollar          11
                              principal amount due at the                   signs ($)
                              beginning of the cycle date
                              to be passed through to
                              investors.

SCHED_END_PRIN_BAL            The scheduled principal              2        No commas(,) or dollar          11
                              balance due to investors at                   signs ($)
                              the end of a processing cycle.

SCHED_PRIN_AMT                The scheduled principal              2        No commas(,) or dollar          11
                              amount as reported by the                     signs ($)
                              Servicer for the current
                              cycle -- only applicable for
                              Scheduled/Scheduled Loans.

SCHED_NET_INT                 The scheduled gross interest         2        No commas(,) or dollar          11
                              amount less the service fee                   signs ($)
                              amount for the current cycle
                              as reported by the Servicer
                              -- only applicable for
                              Scheduled/Scheduled Loans.

ACTL_PRIN_AMT                 The actual principal amount          2        No commas(,) or dollar          11
                              collected by the Servicer for                 signs ($)
                              the current reporting cycle
                              -- only applicable for
                              Actual/Actual Loans.

ACTL_NET_INT                  The actual gross interest            2        No commas(,) or dollar          11
                              amount less the service fee                   signs ($)
                              amount for the current
                              reporting cycle as reported
                              by the Servicer -- only
                              applicable for Actual/Actual
                              Loans.

PREPAY_PENALTY_ AMT           The penalty amount received          2        No commas(,) or dollar          11
                              when a borrower prepays on                    signs ($)
                              his loan as reported by the
                              Servicer.

PREPAY_PENALTY_ WAIVED        The prepayment penalty amount        2        No commas(,) or dollar          11
                              for the loan waived by the                    signs ($)
                              servicer.


MOD_DATE                      The Effective Payment Date of                 MM/DD/YYYY                      10
                              the Modification for the loan.

MOD_TYPE                      The Modification Type.                        Varchar - value can be          30
                                                                            alpha or numeric

DELINQ_P&I_ADVANCE_AMT        The current outstanding              2        No commas(,) or dollar          11
                              principal and interest                        signs ($)
                              advances made by Servicer.

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332 -  INSTRUCTION SHEET

        NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

        The numbers on the 332 form correspond with the numbers listed below.

        LIQUIDATION AND ACQUISITION EXPENSES:

        1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        4-12. Complete as applicable.  Required documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history

                 (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               * REO repairs > $1500 require explanation

               * REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

               * Unusual or extraordinary items may require further documentation.

        13.    The total of lines 1 through 12.

        CREDITS:

        14-21. Complete as applicable.  Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                 Letter of Proceeds Breakdown.

               * Copy of EOB for any MI or gov't guarantee

               * All other credits need to be clearly defined on the 332 form

        22.    The total of lines 14 through 21.

        Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

        TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

        23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

         Prepared by:  __________________                   Date:  _____________
         Phone:  ______________________   Email Address:_____________________


Servicer Loan No.               Servicer Name                   Servicer Address


         WELLS FARGO BANK, N.A. LOAN NO._____________________________

         Borrower's Name: ___________________________
         Property Address: ___________________________


         LIQUIDATION TYPE:  REO SALE                  3RD PARTY SALE            SHORT SALE       CHARGE OFF


         WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN              YES              NO
         If "Yes", provide deficiency or cramdown amount _____________________


         LIQUIDATION AND ACQUISITION EXPENSES:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                              ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)
                  ____________________________                                  ________________ (12)

                  TOTAL EXPENSES                                                $ _______________(13)
         CREDITS:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a)
         HUD Part A

         HUD Part B                                                             ________________ (18b)


         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                           ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)
              ____________________________________________                      ________________ (21)

              TOTAL CREDITS                                                     $________________(22)
         TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                                $________________(23)

ESCROW DISBURSEMENT DETAIL

      TYPE           DATE PAID        PERIOD OF       TOTAL PAID      BASE AMOUNT       PENALTIES        INTEREST
   (TAX /INS.)                        COVERAGE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Miscellaneous

         8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

                  a.       In the case of the Company,

                           Wells Fargo Bank, N.A.
                           1 Home Campus
                           Des Moines, IA  50328-0001
                           Attention:  John B. Brown, MAC X2401-042
                           Fax: 515/213-7121
                           with a copy to:

                           Wells Fargo Bank, N.A.
                           1 Home Campus
                           Des Moines, Iowa  50328-0001
                           Attention:  General Counsel MAC X2401-06T

                  b.       In the case of Assignor,

                           Merrill Lynch Mortgage Lending, Inc.
                           World Financial Center
                           North Tower
                           New York, New York 10281
                           Attention: MLMI 2006-A3

                  c.       In the case of Assignee,

                           Merrill Lynch Mortgage Investors, Inc.
                           4 World Financial Center, 10th Floor
                           New York, New York 10281
                           Attention: MLMI 2006-A3

                  d.       In the case of Master Servicer,

                           Wells Fargo Bank, N.A.
                           9062 Old Annapolis Road
                           Columbia, Maryland 21045
                           Attention: Client Manager - MLMI 2006-A3

         9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or the Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively hereunder.

         12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

         13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

         15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

         16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor

By:
   -----------------------------------------
Name:
Title:

MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee

By:
   -----------------------------------------
Name:
Title:


WELLS FARGO BANK, N.A.
Company

By:
   -----------------------------------------
Name:
Title:


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer

By:
   -----------------------------------------
Name:
Title:

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                             (Provided Upon Request)

                                  ATTACHMENT 2

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                             (Provided Upon Request)